Schedule of Investments Real Estate Securities Income Fund Inc.^ (Unaudited)
January 31, 2023

Number of Shares		Value
Common Stocks 85.8%
Apartments 8.1%
132,380	Apartment Income REIT Corp.	$ 5,064,859(a)
86,130	Equity Residential	5,482,175(a)
19,205	Essex Property Trust, Inc.	4,341,674(a)
14,888,708
Commercial Financing 5.4%
188,249	Blackstone Mortgage Trust, Inc. Class A	4,487,856(a)
260,951	Starwood Property Trust, Inc.	5,451,266(a)
9,939,122
Data Centers 4.1%
43,676	Digital Realty Trust, Inc.	5,006,143(a)
3,400	Equinix, Inc.	2,509,642
7,515,785
Diversified 1.7%
36,813	WP Carey, Inc.	3,148,616(a)
Free Standing 2.6%
71,067	Realty Income Corp.	4,820,475(a)
Health Care 9.3%
151,499	Medical Properties Trust, Inc.	1,961,912(a)
144,129	Omega Healthcare Investors, Inc.	4,243,158(a)
82,711	Ventas, Inc.	4,285,257(a)
89,515	Welltower, Inc.	6,717,205(a)
17,207,532
Home Financing 4.4%
319,062	AGNC Investment Corp.	3,701,119
188,732	Annaly Capital Management, Inc.	4,429,540(a)
8,130,659
Industrial 8.1%
94,846	Prologis, Inc.	12,261,691(a)
77,074	STAG Industrial, Inc.	2,743,834(a)
15,005,525
Infrastructure 13.3%
58,919	American Tower Corp.	13,161,916(a)
76,848	Crown Castle, Inc.	11,381,957(a)
24,543,873
Manufactured Homes 3.9%
52,032	Equity LifeStyle Properties, Inc.	3,734,857(a)
21,838	Sun Communities, Inc.	3,425,509(a)
7,160,366
Office 2.9%
8,414	Alexandria Real Estate Equities, Inc.	1,352,466(a)
26,483	Boston Properties, Inc.	1,974,043(a)
82,265	Vornado Realty Trust	2,006,443(a)
5,332,952
See Notes to Schedule of Investments

Schedule of Investments Real Estate Securities Income Fund Inc.^ (Unaudited)  (cont’d)
Number of Shares		Value
Regional Malls 5.8%
82,996	Simon Property Group, Inc.	$10,661,666(a)
Self Storage 3.3%
20,158	Public Storage	6,134,886(a)
Shopping Centers 5.6%
166,507	Kimco Realty Corp.	3,739,747(a)
344,768	Tanger Factory Outlet Centers, Inc.	6,588,517(a)
10,328,264
Single Family Homes 2.5%
49,082	American Homes 4 Rent Class A	1,683,022
87,180	Invitation Homes, Inc.	2,833,350(a)
4,516,372
Specialty 4.8%
79,374	Iron Mountain, Inc.	4,332,233(a)
132,025	VICI Properties, Inc.	4,512,614(a)
8,844,847

Total Common Stocks (Cost $153,608,689)		158,179,648
Preferred Stocks 42.7%
Commercial Financing 0.3%
30,000	KKR Real Estate Finance Trust, Inc., Ser. A, 6.50%	580,500(a)(b)
Data Centers 1.0%
78,449	Digital Realty Trust, Inc., Ser. L, 5.20%	1,844,336(b)
Diversified 1.9%
50,000	Armada Hoffler Properties, Inc., Ser. A, 6.75%	1,141,500(a)(b)
80,155	Gladstone Commercial Corp., Ser. G, 6.00%	1,704,095(b)
29,000	Global Net Lease, Inc., Ser. A, 7.25%	693,100(b)
3,538,695
Free Standing 2.8%
170,800	Agree Realty Corp., Ser. A, 4.25%	3,127,348(a)(b)
87,615	Spirit Realty Capital, Inc., Ser. A, 6.00%	2,118,531(a)(b)
5,245,879
Lodging/Resorts 8.2%
118,000	Ashford Hospitality Trust, Inc., Ser. G, 7.38%	2,440,346(a)(b)
188,700	Chatham Lodging Trust, Ser. A, 6.63%	4,319,343(a)(b)
9,500	DiamondRock Hospitality Co., Ser. A, 8.25%	244,720(b)
72,021	Hersha Hospitality Trust, Ser. C, 6.88%	1,523,086(a)(b)
33,755	Hersha Hospitality Trust, Ser. D, 6.50%	695,015(a)(b)
131,250	Hersha Hospitality Trust, Ser. E, 6.50%	2,724,750(a)(b)
10,000	Pebblebrook Hotel Trust, Ser. H, 5.70%	192,300(b)
45,620	Summit Hotel Properties, Inc., Ser. E, 6.25%	1,043,320(a)(b)
36,990	Summit Hotel Properties, Inc., Ser. F, 5.88%	810,451(b)
33,000	Sunstone Hotel Investors, Inc., Ser. H, 6.13%	707,850(b)
20,000	Sunstone Hotel Investors, Inc., Ser. I, 5.70%	411,800(b)
15,112,981
See Notes to Schedule of Investments

Schedule of Investments Real Estate Securities Income Fund Inc.^ (Unaudited)  (cont’d)
Number of Shares		Value
Office 6.0%
6,000	Highwoods Properties, Inc., Ser. A, 8.63%	$ 6,501,600(b)(c)(d)
8,283	SL Green Realty Corp., Ser. I, 6.50%	188,190(b)
30,000	Vornado Realty Trust, Ser. L, 5.40%	572,400(b)
107,100	Vornado Realty Trust, Ser. M, 5.25%	2,017,764(b)
92,925	Vornado Realty Trust, Ser. N, 5.25%	1,688,447(a)(b)
9,143	Vornado Realty Trust, Ser. O, 4.45%	148,208(b)
11,116,609
Real Estate Management & Development 7.8%
50,000	Brookfield Property Partners LP, Ser. A, 5.75%	912,000(b)
35,581	DigitalBridge Group, Inc., Ser. H, 7.13%	799,149(b)
348,616	DigitalBridge Group, Inc., Ser. I, 7.15%	7,847,346(a)(b)
218,350	DigitalBridge Group, Inc., Ser. J, 7.13%	4,858,288(a)(b)
14,416,783
Regional Malls 0.1%
61,942	Pennsylvania Real Estate Investment Trust, Ser. C, 7.20%	110,257*(b)
Self Storage 7.2%
44,000	Public Storage, Ser. H, 5.60%	1,121,560(b)
18,000	Public Storage, Ser. I, 4.88%	408,240(b)
33,176	Public Storage, Ser. J, 4.70%	719,587(a)(b)
102,000	Public Storage, Ser. K, 4.75%	2,234,820(a)(b)
80,793	Public Storage, Ser. L, 4.63%	1,729,778(a)(b)
31,700	Public Storage, Ser. M, 4.13%	610,542(a)(b)
25,000	Public Storage, Ser. O, 3.90%	461,000(a)(b)
137,286	Public Storage, Ser. P, 4.00%	2,633,146(a)(b)
19,775	Public Storage, Ser. Q, 3.95%	365,244(b)
154,200	Public Storage, Ser. S, 4.10%	2,934,426(a)(b)
13,218,343
Shopping Centers 4.9%
59,331	Cedar Realty Trust, Inc., Ser. C, 6.50%	730,365(b)
55,600	Federal Realty Investment Trust, Ser. C, 5.00%	1,261,008(b)
23,369	Kimco Realty Corp., Ser. L, 5.13%	547,068(b)
50,425	Kimco Realty Corp., Ser. M, 5.25%	1,192,047(b)
58,523	Saul Centers, Inc., Ser. E, 6.00%	1,344,273(a)(b)
47,845	SITE Centers Corp., Ser. A, 6.38%	1,198,039(a)(b)
122,250	Urstadt Biddle Properties, Inc., Ser. K, 5.88%	2,682,165(a)(b)
8,954,965
Single Family Homes 2.1%
165,620	American Homes 4 Rent, Ser. G, 5.88%	3,968,255(a)(b)
Specialty 0.4%
36,008	EPR Properties, Ser. G, 5.75%	728,082(b)
Total Preferred Stocks (Cost $91,814,476)		78,835,685
See Notes to Schedule of Investments

Schedule of Investments Real Estate Securities Income Fund Inc.^ (Unaudited)  (cont’d)
Number of Units		Value
Master Limited Partnerships and Limited Partnerships 1.7%
Real Estate Management & Development 1.7%
163,421	Brookfield Property Preferred LP, 6.25% (Cost $3,881,248)	$3,109,902
Total Investments 130.2% (Cost $249,304,413)		240,125,235
Liabilities Less Other Assets (30.2)%		(55,683,280)
Net Assets Applicable to Common Stockholders 100.0%		$184,441,955

*	Non-income producing security.
(a)	All or a portion of this security is pledged with the custodian in connection with the Fund's loans payable outstanding.
(b)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c)	Value determined using significant unobservable inputs.
(d)
Security fair valued as of January 31, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at January 31, 2023 amounted to $6,501,600, which represents
3.5% of net assets applicable to common stockholders of the Fund.

See Notes to Schedule of Investments

Schedule of Investments Real Estate Securities Income Fund Inc.^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see the Notes to Schedule of Investments), of inputs used to value the Fund’s investments as of January 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks#	$158,179,648	$—	$—	$158,179,648
Preferred Stocks
Office	4,615,009	—	6,501,600	11,116,609
Other Preferred Stocks#	67,719,076	—	—	67,719,076
Total Preferred Stocks	72,334,085	—	6,501,600	78,835,685
Master Limited Partnerships and Limited Partnerships#	3,109,902	—	—	3,109,902
Total Investments	$233,623,635	$—	$6,501,600	$240,125,235

#	The Schedule of Investments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 1/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 1/31/2023
Investments in Securities:
Preferred Stocks(1)	$6,367	$—	$—	$135	$—	$—	$—	$—	$6,502	$135
Total	$6,367	$—	$—	$135	$—	$—	$—	$—	$6,502	$135

(1) Quantitative Information about Level 3 Fair Value Measurements:
Investment type	Fair value at 1/31/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Preferred Stock	$6,501,600	Income Approach	Yield Spread	1.08%	1.08%	Decrease
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Schedule of Investments

January 31, 2023
Notes to Schedule of Investments Real Estate Securities Income Fund Inc. (Unaudited)

In accordance with Accounting Standards Codification 820 "Fair Value Measurement” ("ASC 820"), all investments held by Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in equity securities, master limited partnerships and limited partnerships, and certain preferred stocks, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations. The value of certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Fund's Board of Directors designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from
For information on the Fund's significant accounting policies, please refer to the Fund's most recent stockholder reports.

Notes to Schedule of Investments Real Estate Securities Income Fund Inc. (Unaudited)  (cont’d)
broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange (“NYSE”) is open for business. Management has approved the use of ICE Data Services (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
Other Matters:
Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Fund and in turn, may impact the financial performance of the Fund.
Russia's Invasion of Ukraine: Russia's invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia's actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
For information on the Fund's significant accounting policies, please refer to the Fund's most recent stockholder reports.

Notes to Schedule of Investments Real Estate Securities Income Fund Inc. (Unaudited) (cont'd)
Legend

Other Abbreviations:
Management	= Neuberger Berman Investment Advisers LLC
For information on the Fund's significant accounting policies, please refer to the Fund's most recent stockholder reports.